THE MALLARD FUND, INC.




FINANCIAL STATEMENTS
March 27, 2002
(Unadudited)

Directors

William S. Dietrich II
Jennings R. Lambeth
Evans Rose, Jr.
Thomas Marshall

Officers

William S. Dietrich II
President and Chief Investment Officer

Richard F. Berdik
Secretary and Treasurer


Legal Counsel

Kirkpatrick & Lockhart LLP

















The Mallard Fund, Inc.
as of March 27, 2002

Notes to Financial Statements - (unaudited) continued

1. Organization: The Mallard Fund, Inc. (the "Fund") was organized on October 15, 1996 as a Maryland corporation. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Fund commenced operations on May 30,1997, with the exchange of 6,927,197 shares of common stock (the "initial shares") for contributed investment securities through a private placement to the William S. Dietrich II Charitable Remainder Annuity Trust ("CRAT") and the William S. Dietrich II Charitable Remainder Unit Trust I ("CRUT I"). For federal income tax purposes, the
Fund qualifies as a non-publicly held regulated investment company.
 Accordingly, certain investment expenses will not be deductible by the Fund, but will instead be allocated to the shareholders for purposes of determining the shareholder's taxable income.

Since the private placement was treated as a tax-free exchange, securities received by the Fund maintained the cost basis and holding period as reflected by the trusts prior to the private placement.

March 27, 2002, the Fund was liquidated and all assets were distributed to shareholders.







             The Mallard Fund, Inc.
      Statement of Assets and Liabilities
             as of March 27, 2002
               (unaudited)



Assets:

        Investments                                      $           0
        Cash                                                         0

        Total Assets                                                 0


Liabilities:

        Other accrued expenses                                       0

        Total Liabilities                                            0


        Net Assets                                       $           0

Net Assets consist of:

        Common Stock, $0.001 par value
             Authorized 100,000,000 shares; 12,581,951 shares
             issued and outstanding                      $      12,584
        Paid-in capital                                    208,043,391
        Contributed capital                                 21,218,812
        Undistributed net investment income                (16,833,226)
        Accumulated net realized gain/(loss) on investments(26,563,464)
        Distribution of Assets to shareholders             (185,878,097)

        Net Assets                                       $           0

Net Asset Value Per Share
        ($0 / 12,581,951 shares of common stock)         $        0.00




  The Mallard Fund, Inc.
 For the period April 1, 2001 thru March 27, 2002
   Statement of Operations
   as of March 27, 2002
       (unaudited)



INVESTMENT INCOME

Income:

          Interest Income                                $      39,250
          Dividend Income                                    2,821,458

              Total Income                                   2,860,708

Expenses:

        Investment consulting fees (Note 4)                      1,300
        Investment management fees                              39,311
        Administration fee (Note 4)                             47,165
        Custodian fees (Note 4)                                 11,474
        Legal fees                                             201,484
        Directors fees and expenses                             11,250
        Interest on bank loan                                  235,132
        Miscellaneous expenses                                  37,027

              Total Expenses                                   584,142

NET INVESTMENT INCOME                                        2,276,566

        Net realized gain/(loss) on investments during the (19,990,880)

            Net realized gain/(loss) on investments        (19,990,880)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS     $ (17,714,314)





    The Mallard Fund, Inc.
  For the period April 1, 2001 thru March 27, 2002
  Statement of Changes in Net Assets
     (unaudited)
                                          Period Ended     Year ended
                                         March 27, 2002    March 31, 2001
        INCREASE (DECREASE) IN NET ASSETS:

        Operations:

             Net investment inco      $        2,276,566 $  8,624,712
             Net realized (loss) gain on     (19,990,880)  (5,147,667)
             Net increase in unrealized (depreciation) appr(63,347,118)

             Net (decrease) increase in      (17,714,314)  (59,870,073)

        Distributions to Shareholders from:

             Net investment income            (2,276,566)  (7,851,066)
             In excess of net investment      (8,982,159)       -

             Total Distributions to Shar     (11,258,725)  (7,851,066)

        Capital Transactions:

             Capital Contributions              -               -
             Proceeds from CRUT II purch        -             674,880
             Proceeds from CRUT II purch        -             930,242
             Proceeds from CRAT purchase        -             146,000
             Proceeds from CRUT I purcha        -               1,035
             Proceeds from CRUT II purch        -           3,637,367
             Proceeds from CRUT I purcha        -             986,968
             Proceeds from CRUT II contr        -                  62
             Proceeds from 62,117 shares        -           1,248,566
             Proceeds from CRUT II purch         418,778        -
             Proceeds from CRAT purchase          54,856        -
             Proceeds from 202,223 share       3,158,726        -
             Proceeds from 95,871 shares       1,497,500        -
             Distribution of Assets         (185,878,097)       -

             Net increase in net            (180,748,237)   7,625,120

        NET ASSETS:

             Beginning of Period             209,721,277   269,817,296

             End of Period                            $0   $209,721,277